UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

SOLLENSYS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-174581	80-0651816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2475 Palm Bay Rd NE, Suite 120
Palm Bay, FL 32905
(Address of principal executive offices)

(866) 438-7657
(Registrant’s telephone number, including area code)

185 Avenue of the Americas, 3rd Floor
New York, New York 10036
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01. Changes in Control of Registrant.

Effective August 5, 2020, David Lazar, the interim Chief Executive Officer, President, Secretary, Treasurer, and sole director of Sollensys Corp. (the “Company”), and the beneficial owner, through his ownership of Custodian Ventures, LLC, a Wyoming limited liability company (“Custodian Ventures”), of 19,000,000 shares of Series A Preferred Stock, representing 100% of the Company’s issued and outstanding shares of preferred stock, entered into a Stock Purchase Agreement by and among Eagle Lake Laboratories, Inc., a Florida corporation (“Eagle”); (ii) the Company; and (iii) Custodian Ventures. The Stock Purchase Agreement is referred to herein as the “SPA.” Pursuant to the terms of the SPA, Eagle agreed to purchase, and Custodian Ventures agreed to sell, 19,000,000 shares of the Company’s Series A Preferred Stock in exchange for payment by Eagle to Custodian Ventures of $230,000 (collectively with the other transactions in the SPA, the “Stock Purchase”). The Stock Purchase closed on August 5, 2020. The shares of Series A Preferred Stock, par value $0.001 per share, of the Company are convertible into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at a rate of 50 shares of Common Stock per share of Series A Preferred Stock, and has voting power on an as-converted basis (voting with the Common Stock as one class) and thus represents 65.4% of the voting power of all shares of stock of the Company.

In connection with the closing of the Stock Purchase, on August 5, 2020, Mr. Lazar, the then-sole member of the Board of Directors (the “Board”) of the Company, pursuant to the power granted to the Board in the Company’s bylaws, increased the size of the Company’s Board to two members. Simultaneously, Mr. Lazar, as the sole Board member, appointed Donald Beavers as a director to fill the newly created Board vacancy. At the same time, Mr. Lazar appointed Donald Beavers as Chief Executive Officer and Secretary of the Company.

Also on August 5, 2020, following the above officer and director appointments and effective on the closing of the Stock Purchase, Mr. Lazar resigned from any and all officer and director positions with the Company. Mr. Lazar’s resignation is not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.01 above is incorporated herein by reference.

Donald Beavers, age 56, is the sole Director, Chief Executive Officer and Secretary of the Company. Donald Beavers is the founder and President of Probability and Statistics, Inc., a math and science company headquartered in Florida’s Space Coast. Founded in 2017, Probability and Statistics, Inc. develops integrated solutions powered by the latest technologies in blockchain development, artificial intelligence, additive manufacturing, multi-physics computations & specialized software application development for the public sector and private industry. Under Mr. Beavers’ leadership, the company has grown to 16 employees since its inception, has been awarded government contracts, and has received awards and certifications, such as an International Traffic in Arms Regulations registration and a spot in GrowFL’s “Company to Watch” list in 2019. Prior to founding Probability and Statistics, Donald Beavers was the Education Director at SpaceCoast FabLab from 2015 to 2017. SpaceCoast FabLab is a learning center affiliated with MIT’s Center for Bits and Atoms. A database programmer by trade, Mr. Beavers has 20 years of experience rescuing high-profile databases around the world, and brings a wealth of technical and business experience to the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2020, the Board of Directors of the Company (constituted solely by Mr. Lazar at the time) approved and adopted an amendment and restatement of the Company’s bylaws, which amended and restated the Company’s bylaws in their entirety. The amendment and restatement of the bylaws had the effect of changing the provisions of the bylaws as set forth below.

	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Offices:	Article I, Section 1. Offices. The principal office of the Company shall be determined by the Board of Directors.	Section 1. The principal office of the Company shall be determined by the Board of Directors, either within or without the State of Nevada.

Corporate Seal:
Article IV, Section 4.1. Committees of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Company. Any such committee, to the extent provided in the resolution of the Board of Directors, or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it
Section 7.1. The Board shall have the power by resolution to adopt, make and use a corporate seal and to alter the form of such seal from time to time.

Shareholder Meetings:
Article II, Section 2.2. Annual Meetings: The annual meeting of stockholders shall be held on such date, time and place, either within or without the state of Nevada, as may be designated by resolution of the Board of Directors each year.
Section 2.1. Annual Meetings: Annual meeting shall be held at such time and date and place as the Board shall determine.

Article II, Section 2.3. Special Meetings: Special meetings for any purpose may be called by President, Board of Directors, chairperson of the board, chief executive officer, or the holders of 10% or more of the shares entitled to vote at such meeting.
Section 2.3. Special Meetings: Special meeting of shareholders, may be called by the Board of Directors, and only such business may be transacted as it relates to purpose established by notice.

Notice of Shareholder Meetings:
Article II, Section 2.4. Notice of Stockholder Meetings: Mail notice at least 10 days and not more than 60 days prior to meeting.

Notice of a special meeting shall indicate the purpose or purposes for which the meeting is called.

Section 2.5. Mail notice at least 10 days and not more than 60 days prior to meeting. If adjourned not more than 60 days, it is not necessary to give notice of adjournment.

There is no requirement that the notice indicate who is calling the meeting.

Record Date:
Article II, Section 2.12. Record Date for Stockholder Notice; Voting; Giving Consents: The Board may fix a record date that is not more than 60 days nor less than 10 days before the date of such meeting.
Section 2.4. The Board may fix a record date that is not more than 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

Waiver of Notice:	Article III, Section 3.9. Waiver of Notice: Whenever notice is required to be given to shareholders, a signed written waiver, whether before or after the time, shall be deemed equivalent to notice.	Section 2.6. Whenever notice is required to be given to shareholders, a signed written waiver, whether before or after the time, shall be deemed equivalent to notice.

Quorum and Adjournment:	Article II, Section 2.6. Quorum: The presence of majority of the shares of stock issued and outstanding and entitled to vote, shall constitute a quorum.	Section 2.7. The holders of a 33.33% of the voting power, shall constitute a quorum, unless otherwise provided by the Nevada Revised Statutes (the “NRS”).

Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Voting at Meeting:	Article II, Section 2.9. Voting: All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law,
Section 2.8(b). In any uncontested election of directors, each person receiving a majority of the votes shall be deemed elected. In any contested election of directors, each person receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected. The Board may, but need not, establish policies and procedures regarding the nomination, election and resignation of directors.

Section 2.8 (c) As to each matter submitted to a vote of shareholders (other than the election of directors), such matter shall be decided by a majority of votes cast.

Ballots:	Article III, Section 3.3. Election, Qualification And Term Of Office Of Directors: Unless otherwise specified in the certificate of incorporation, elections of directors need not be by written ballot.
Section 2.8(d). Where a ballot is required by law or demanded by any shareholder entitled to vote (other than election of directors), the voting shall be by ballot. Describes the method for voting by ballot.

Proxy Votes:	Article II, Section 2.13. Proxies: No proxy shall be voted or acted upon after three years months from its date unless such proxy provides for a longer period.
Section 2.8(d). Any proxy to be sued must be delivered to the Secretary of the Company or their representative at the principal executive offices at or before the meeting. The validity and enforceability of any proxy determined in accordance with NRS.

Certified List of Shareholders:
Article VII, Section 1. Maintenance and Inspection of Records: Requires the Company to keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder. A complete list of stockholders entitled to vote at any meeting of stockholders must be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting.

Section 7.3. Requires the Company to maintain a list of shareholders, provided it may be kept by an agent of the Company. A certified shareholder list not specifically required for shareholder meetings.

Nomination of Directors:	Not addressed.
Section 2.9. Only persons nominated as provided in the bylaws are eligible for election as directors. Nominations may be made at a meeting of shareholders at which directors are to be elected only (a) by or at direction of the Board; or (b) by any shareholder entitled to vote who complies with notice procedure in Section 2.10.

Shareholder Nominations for Director and Notice of Business:	Not addressed.
Section 2.10. (a) Provides notification requirements for shareholder nominations for directors or the transaction of any other business that a shareholder proposed to bring before the meeting, (b) provides the basis for which a notice delivered shall not be effective, and (c) provides basis for shareholder notice where increase in the Board size in the coming year.

Chairman of Shareholder Meeting:
Article 2, Section 2.8. Organization; Conduct of Business: Such person as the Board of Directors may have designated or, in the absence of such a person, the chief executive officer, or in his or her absence, the president or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairperson of the meeting. In the absence of the secretary of the Company, the secretary of the meeting shall be such person as the chairperson of the meeting appoints.
Section 2.12. The CEO, of if absent, the President, or Vice-President shall act as chairman of all shareholder meetings.

Order of Business:
Article II, Section 2.8. Organization; Conduct of Business: The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including the manner of voting and the conduct of business.
Section 2.13. Order of business shall be determined by the Chairman, but where there is a quorum, the order may be changed by a majority of those voting.

Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Action without Meeting:
Article III, Section 2.11: Stockholder Action By Written Consent Without A Meeting: Permits any action required to be taken at any annual or special meeting of stockholders of the Company, or any action that may be taken at any annual or special meeting of such stockholders, without prior notice and without a vote if a consent in writing, setting forth the action so taken, is (a) signed by the holders of outstanding stock entitled to vote; and (b) delivered to the Company in accordance with the Nevada Revised Statutes.

Section 2.14. Permits action without a meeting of the shareholders, whether annual or special, without a meeting, without prior notice and without a vote, if consent in writing setting forth the action is signed by the shareholders holding a majority of the voting power, unless a different proportion of voting power is required for such action at the meeting. Prompt notice of the taking of such action without a meeting by less than unanimous consent, shall be given to Shareholders who have not consented.

Section 2.15. A copy, facsimile or other reliable reproduction of a consent in writing may be substituted for original.

Directors:
Article III, Section 3.2: Number of Directors: The number of directors constituting the entire Board of Directors is one (1). This number may be changed by a resolution of the Board of Directors or of the stockholders.
Section 3.1. The number shall be two (2) or such other number as the majority of the Board by resolution may from time to time determine. There is no stated minimum number of directors.

Election and Term of Director:	Article III, Section 3.3. Directors: Directors shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.	Section 3.1. Directors shall hold office until his successor is elected and qualified.

Filling Vacancies, Resignation and Removal:
Article III, Section 3.4. Resignation and Vacancies & Section 3.13. Removal of Directors. Any officer or director may resign at any time. Any director or the entire Board of Directors may be removed, with or without cause, by, and only by, the affirmative vote of the holders of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or series of stock represented at the meeting or pursuant to written consent. Except in the instance of removal, vacancies may be appointed by a majority vote of the remaining directors.

Sections 3.2, 3.3 and 3.4. Any officer or director may resign at any time. Removal of any director with or without cause by affirmative vote of 2/3 of the voting power, and the vacancies created, may be filled, at a meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the shareholders. Except in the instance of removal, vacancies may be appointed by a majority vote of the remaining directors.

Qualifications:	Article III, Section 3.3. Directors need not be stockholders of the Company to qualify.	Section 3.1 Directors need not be stockholders.

Meetings of Board of Directors:
Article III, Section 3.6. Regular meetings: Regular meetings of the Board may be held with or without notice as determined the Board.

Article III, Section 3.7. Special meetings: May be called by chairperson of the board, the chief executive officer, the president, the secretary or any two directors. Requires notice of 4 days by mail, 24 hours by electronic means.

Section 3.9. Regular meetings. There is no requirement of additional notice in the event regular meeting is changed. Annual meeting may be held at the day and place where the annual shareholder meeting is held, without notice.

Section 3.9. Special meetings: May be called by the CEO or Secretary on written request of any or more director with at least 10 days’ notice.

Annual Report:	Not addressed.	Section 3.14. Board to prepare an annual report of the business and affairs of the Company to its shareholders, unless Board determines it is not reasonably required.

Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Officers:
Article V, Sections 5.1, 5.2, 5.3, 5.4. The Officers of the Company shall be appointed by the Board of Directors. Officers may be removed at any time by the Board, with or without cause, at any regular or special meeting of the Board. Officers may resign at any time. Vacancies are filled by the Board.

The Board of Directors may appoint “subordinate officers”, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board of Directors may from time to time determine.
Section 4.1. Any two or more offices may be held by the same person. The power to appoint “Subordinate Officers” is not addressed.

Titles:	Article IV, Section 1. Required positions: President and Secretary only. The Board has the discretion to appoint any other officer positions it chooses.
Section 4.1 The Board may elect or appoint a Chief Executive Officer and other such officers as it may determine, as well as one or more Vice Presidents. The bylaws specifically list duties for the Chief Executive Officer, President, Principal Financial Officer, Executive Vice-President, Secretary, Treasurer, and Assistant Treasurers and Secretaries.

Contracts, Drafts, Bank Accounts, Loans
Article VII, Section 8.2. Execution of Corporate Contracts and Instruments. The Board of Directors may authorize any officer or officers to enter into any contract or execute any instrument in the name of and on behalf of the Company. Same for checks and orders of money payable by the Company.

Section 5. Board may authorize any officer, to enter into contracts. The CEO, or other Board authorized officer may effect loans and advances. The Board shall determine who will be responsible for checks, drafts and deposits.

Stock and Dividends:
Article VII, Section 8.3 & 8.4. Stock Certificates: Shares of the Company may be certificated or uncertificated. Any signatures on any certificate may be electronic. If the Company is authorized to issue more than one class of stock or series of any class, the certificate for those shares shall include on its face or back the rights and preferences of that class or series, or, in the absence of this, a representation from the Company that it will furnish such information to the investor upon request.

Article VII, Section 8.7. Dividends: Dividends may be declared by the directors. Dividends may be paid in cash, in property, or in shares of the Company’s capital stock. The directors of the Company may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose.

Section 6.1. Certificates Representing Shares: Certificates are to be signed by the CEO and Secretary or Assistant Secretary or the Treasurer or Assistant Treasurer and may be sealed. There is no requirement that the certificate bear the corporate seal and it is no longer prima facie invalid if it is not signed and sealed.

Section 6.8. Dividends, Surplus, etc. The Board may, from time to time and as it deems fit, declare and pay dividends on outstanding shares of capital stock of the Company, may use and apply any surplus of the Company to purchase securities of the Company or may set aside surplus and net profits as a reserve fund.

Restriction on Transfer of Stock:	Article VIII, Section 8.9. Transfer Restrictions. No transfers of stock permitted without approval by the Board. All certificates shall note such transfer restrictions.
Section 6.7. Provides that written restrictions on the transfer or registration of transfer and noted conspicuously on the certificate representing such capital stock may be enforced against the holder. Unless noted conspicuously, a restriction shall be ineffective except against a persona with actual knowledge of the restriction. A restriction on the transfer or registration may be imposed either by certificate or by an agreement among any number of shareholders or among shareholders and the Company. Specific legend language provided.

Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Fractional Share Interests:	Not addressed.	Not addressed.

Forum Selection; Attorney’s Fees	Not addressed.
Section 7.4 Forum for litigation regarding corporate actions established to be in a state or federal court located in Nevada; and provides for prevailing party to be entitled to attorney’s fees in any action relating to or arising out the bylaws.

Lost, Destroyed, Stolen and Mutilated Certificates:
Article VII, Section 8.5. Lost Certificates. The Board may require bond as a prerequisite to the issuance of new shares in replacement for shares alleged to have been stolen, lost or destroyed, as indemnity. The amount of Bond must be sufficient to cover the claim.

Section 6.5. The Board may require bond as a prerequisite to the issuance of new shares in replacement for shares alleged to have been stolen, lost or destroyed, as indemnity. There is no limit to the amount of Bond that may be requested.

Share Ownership:
Article VII, Section 8.12. Stockholders of Record. A person recorded on its books as the owner of shares has the right to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person recorded on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 6.2. A person in whose name shares of capital stock shall stand on the books of the Company shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Company, its shareholders and creditors for any purpose, except to render the transferee liable for the debts of the Company to the extent provided by law, until such transfer shall have been entered on the books of the Company by an entry showing from and to whom transferred.

Registered Shareholders:	See Article VII, Section 8.12. Stockholders of Record.
Section 6.3 Registered shareholders entitled to recognize the exclusive right of a person registered on its records as the owner of shares of capital stock to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of capital stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

Stock of Other Corporations:
Article V, Section 5.12. Representation of Shares of Other Corporations: Officers and Directors are authorized to vote, represent, and exercise on behalf of the company all rights incident to any shares of any other corporation standing in the name of this corporation.
Not addressed.

Control Share Acquisitions	Not addressed. Only a statement that the general provisions, rules of construction, and definitions in the Nevada Revised Statutes governs the construction of these bylaws.

Section 6.9. Provides that the Company elects not to be governed by the provisions of Section 78.378 through Section 78.3793, inclusive, of the NRS, relating to the acquisition of any interest, including any controlling interest, in the Company by any person or entity.

Indemnification Insurance
Article VI, Indemnification: Sections 6.1 – 6.4. Provides for the Indemnification of the Company’s officers and directors and agents, so long as individual was acting as an agent of the Company, and have acted reasonably. Exceptions apply.

Sections 8.1 and 8.2. Provides for the Indemnification of its officers and directors. Exceptions apply.

Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

6.5. Insurance. Company may pay and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or was serving at the request of the company.
Section 8.3 – 8.12. Any indemnification authorized under the bylaws shall only be made by the Company’s specific determination that indemnification is proper. The bylaws specifically provide for required votes necessary for a determination to indemnify; defines good faith; provides for the payment of expenses in advance; provides that obligation to provide indemnification is non-exclusive; provides for the Company’s ability to purchase insurance on behalf of its officers, directors, employees or agents; defines relevant terms used; provides for the survival of the right to indemnification and advancement of expenses; provides limitations on indemnification; provides that the right to indemnification shall be considered a contract; and permits the Company to enter into such agreements as the Board deems appropriate for the indemnification of present or future directors and officers.

The foregoing description is subject to, and qualified in its entirety by the amended and restated bylaws attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Amended and Restated Bylaws of Sollensys Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLLENSYS CORP.

Dated: August 11, 2020	By:	/s/ Donald Beavers
Donald Beavers Chief Executive Officer